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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K/A
                                 Current Report



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                        Date of Report: January 30, 1998
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                        (Date of earliest event reported)



                     THE GREAT AMERICAN BACKRUB STORE, INC.
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              Exact name of registrant as specified in its charter



          New York                        0-25334              13-3729043
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State of other jurisdiction of       Commission File No.     I.R.S. Employer
incorporation or organization                                     ID No.



           4500 140th Avenue No., Suite 221, Clearwater, Florida 33762
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (813) 532-4818
                                                           --------------

                                       N/A
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          (Former name or former address if changed since last report)


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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) The Great American BackRub Store, Inc. (the "Company") dismissed BDO Seidman, LLP on January 30, 1998 as its principal independent auditor. The decision to discharge BDO Seidman, LLP was recommended by the Company's management and approved by its Board of Directors on January 30, 1998. The report of BDO Seidman, LLP on the Company's financial statements for each of the two fiscal years ended December 31, 1996 did not contain an adverse opinion or disclaimer of opinion nor were such reports modified as to audit scope or accounting principles. Such report did contain the following explanatory paragraph:

         "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses since its inception and has an accumulated deficit of $7,001,507, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         There were no disagreements with BDO Seidman, LLP during the two most recent fiscal years and the subsequent interim period ended January 30, 1998 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO Seidman, LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report nor did BDO Seidman, LLP advise the Company of any matters set forth in Item 304(a)(1)(4)(B) of Regulation S-B.

         The Company has provided BDO Seidman, LLP with a copy of this disclosure, as amended, and requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements (a copy of the BDO Seidman, LLP letter addressed to the Commission is filed as Exhibit 16.1 to the Form 8-K report).

         (b) On January 30, 1998, the Company engaged Weinberg & Company, P.A. as its principal auditors for the year ended December 31, 1997. Weinberg & Company, P.A. audited the balance sheet of Caribsun Corp. and Subsidiary as of December 31, 1996 and the consolidated statements of operations, stockholders equity and cash flows of Caribsun Corp. for the years ended December 31, 1996 and 1995. Such audit report was rendered following the acquisition of Caribsun by the Company on October 16, 1997 in a transaction accounted for as a "reverse acquisition for financial accounting purposes." Prior to the appointment of Weinberg & Company, P.A., the Company did not discuss any of the matters set forth in paragraph (a) above with such accounting firm.
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)    Financial Statements

                None

         (b)    Pro Forma Financial Information

                None

         (c)    Exhibits

                The following Exhibit is filed with this amendment to this Form 8-K

                16.1 Letter of BDO Seidman, LLP


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE GREAT AMERICAN BACKRUB
                                   STORE, INC.



                                   By: /s/  David Coia
                                      --------------------------
                                      David Coia, President





Dated:  February 13, 1998